EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ P. ANTHONY RIDDER P. Anthony Ridder	Chairman of the Board Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ GARY R. EFFREN Gary R. Effren	Chief Financial Officer Senior Vice President (Principal Financial Officer)

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ MARGARET R. RANDAZZO Margaret R. Randazzo	Vice President Controller (Controller, Principal Accounting Officer)

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ KATHLEEN FOLEY FELDSTEIN Kathleen Foley Feldstein	Director

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ THOMAS P. GERRITY Thomas P. Gerrity	Director

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ RONALD D. MC CRAY Ronald D. Mc Cray	Director

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ PATRICIA MITCHELL Patricia Mitchell	Director

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ M. KENNETH OSHMAN M. Kenneth Oshman	Director

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ VASANT PRABHU Vasant Prabhu	Director

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ RANDALL L. TOBIAS Randall L. Tobias	Director

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ GONZALO F. VALDES-FAULI Gonzalo F. Valdes-Fauli	Director

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
KNIGHT-RIDDER, INC. AND CERTAIN SUBSIDIARIES AND
INVESTMENT SAVINGS PLAN FOR EMPLOYEES OF
FORT WAYNE NEWSPAPERS, INC.

KNOW ALL PERSONS BY THESE PRESENTS:

             The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren, Polk Laffoon and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Investment Savings Plan for Employees of Knight-Ridder, Inc. and Certain Subsidiaries and the Fort Wayne Newspapers Investment Savings Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of June, 2003.

/s/ JOHN E. WARNOCK John E. Warnock	Director